SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 22, 2004
(Date of earliest event reported)

NationsLink Funding Corporation Sponsor)
(Issuer in Respect of Commercial Loan Pass-Through
Certificates Series 1999-LTL-1)
Exact name of registrant as specified in charter)
Delaware 333-66805 56-1950039
(State or other juris- (Commission (I.R.S. Employer
diction of organization) File No.) Identification No.)
100 North Tryon Street,Charlotte, NC 28255
(Address of principal executive offices) (Zip Code)
Registrant's Telephone Number, including area code
(704) 386-2400

(Former name or former address, if changed since
last report.)

ITEM 5. OTHER EVENTS

This Current Report on Form 8-K relates to
the monthly distribution reported to the holders
of NationsLink Funding Corporation Commercial
Loan Pass-Through Certificates Series 1999-LTL-1,
which was made on March 22, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND

EXHIBITS

Exhibit No. Description

99.1 Monthly distribution report pursuant to
Section 4.02 of the Pooling and Servicing
Agreement for the distribution on
March 22, 2004.

Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

LASALLE NATIONAL BANK, IN ITS CAPACITY AS TRUSTEE
UNDER THE POOLING AND SERVICING AGREEMENT ON
BEHALF OF NATIONSLINK FUNDING CORPORATION,
REGISTRANT

By: /s/ Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

Date: March 24, 2004

Administrator:
Belinda Jenkins (800) 246-5761
135 S. LaSalle Street Suite 1625

NationsLink Funding Corporation, as Depositor
Bank of America, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2

Statement Date 3/22/2004
Payment Date: 3/22/2004
Prior Payment: 2/23/2004
Record Date: 3/15/2004

WAC: 7.4130%
WAMM: 164

Number Of Pages
0
Table Of Contents 1
REMIC Certificate Report 2
Other Related Information 2
Asset Backed Facts Sheets 1
Delinquency Loan Detail 1
Mortgage Loan Characteristics 2

Total Pages Included In This Package 9

Specially Serviced Loan Detail Appendix A
Modified Loan Detail Appendix B
Realized Loss Detail Appendix C

Information is available for this issue from the following sources

LaSalle Web Site www.etrustee.net

Monthly Data File Name: NB99LTL1_200403_3.ZIP

Administrator:
Belinda Jenkins (800) 246-5761
135 S. LaSalle Street Suite 1625

NationsLink Funding Corporation, as Depositor
Bank of America, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Remic II

Statement Date 3/22/2004
Payment Date: 3/22/2004
Prior Payment: 2/23/2004
Record Date: 3/15/2004

WAC: 7.4130%
WAMM: 164

Original Opening Principal
Class Face Value (1) Balance Payment
CUSIP Per $1,000 Per $1,000 Per $1,000

A-1 75,245,000.00 0.00 0.00
63859CCD3 1000.00000000 0.00000000 0.00000000
A-2 193,863,000.00 193,661,738.89 1,395,280.61
63859CCE1 1000.00000000 998.96183846 7.19725069
A-3 127,347,816.00 127,347,816.00 0.00
63859CCF8 1000.00000000 1000.00000000 0.00000000
X 492,442,448.00N 417,003,731.35 0.00
63859CCG6 1000.00000000 846.80703916 0.00000000
B 25,855,814.00 25,855,814.00 0.00
63859CCH4 1000.00000000 1000.00000000 0.00000000
C 20,930,897.00 20,930,897.00 0.00
63859CCJ0 1000.00000000 1000.00000000 0.00000000
D 30,780,731.00 30,780,731.00 0.00
63859CCK7 1000.00000000 1000.00000000 0.00000000
E 11,081,063.00 11,081,063.00 0.00
63859CCL5 1000.00000000 1000.00000000 0.00000000
F 3,693,687.00 3,693,687.00 0.00
63859CCM3 1000.00000000 1000.00000000 0.00000000
G 3,693,689.00 3,693,689.00 0.00
63859CCN1 1000.00000000 1000.00000000 0.00000000
R 0.00 0.00 0.00
9ABSC224 1000.00000000 0.00000000 0.00000000

492,491,697.00 417,045,435.89 1,395,280.61

Principal Negative Closing
Class Adj. or Loss Amortization Balance
CUSIP Per $1,000 Per $1,000 Per $1,000

A-1 0.00 0.00 0.00
63859CCD3 0.00000000 0.00000000 0.00000000
A-2 0.00 0.00192,266,458.28
63859CCE1 0.00000000 0.00000000 991.76458778
A-3 0.00 0.00127,347,816.00
63859CCF8 0.00000000 0.00000000 1000.00000000
X 0.00 0.00415,608,590.26
63859CCG6 0.00000000 0.00000000 843.97393432
B 0.00 0.00 25,855,814.00
63859CCH4 0.00000000 0.00000000 1000.00000000
C 0.00 0.00 20,930,897.00
63859CCJ0 0.00000000 0.00000000 1000.00000000
D 0.00 0.00 30,780,731.00
63859CCK7 0.00000000 0.00000000 1000.00000000
E 0.00 0.00 11,081,063.00
63859CCL5 0.00000000 0.00000000 1000.00000000
F 0.00 0.00 3,693,687.00
63859CCM3 0.00000000 0.00000000 1000.00000000
G 0.00 0.00 3,693,689.00
63859CCN1 0.00000000 0.00000000 1000.00000000
R 0.00 0.00 0.00
9ABSC224 0.00000000 0.00000000 0.00000000

0.00 0.00415,650,155.28

Notes: (1) N denotes notional balance not included in total (2) Interest
Paid minus Interest Adjustment minus Deferred Interest equals
Accrual (3) Estimated

Interest Interest Pass-Through
Class Payment Adjustment Rate (2)
CUSIP Per $1,000 Per $1,000 Next Rate (3)

A-1 0.00 0.00 6.3330%
63859CCD3 0.00000000 0.00000000FIXED
A-2 1,108,229.30 0.00 6.8670%
63859CCE1 5.71655912 0.00000000FIXED
A-3 753,899.07 0.00 7.1040%
63859CCF8 5.91999999 0.00000000FIXED
X 138,003.91 0.00 0.3971%
63859CCG6 0.28024373 0.00000000 0.5006%
B 155,242.62 0.00 7.2050%
63859CCH4 6.00416680 0.00000000FIXED
C 129,056.42 0.00 7.3990%
63859CCJ0 6.16583322 0.00000000FIXED
D 165,446.43 0.00 6.4500%
63859CCK7 5.37500003 0.00000000FIXED
E 46,171.10 0.00 5.0000%
63859CCL5 4.16666704 0.00000000FIXED
F 15,390.36 0.00 5.0000%
63859CCM3 4.16666599 0.00000000FIXED
G 14,305.76 -1,084.61 5.0000%
63859CCN1 3.87302775 -0.29363869FIXED
R 0.00 0.00
9ABSC224 0.00000000 0.00000000

2,525,744.97 -1,084.61
Total P&I Paym 3,921,025.58

Original Opening Principal Principal
Class Face Value (1)Balance Payment Adj. or Loss
CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000

LA-1 7,524.50 0.00 0.00 0.00
None 1000.00000000 0.00000000 0.00000000 0.00000000
LA-2 19,386.30 19,366.17 139.53 0.00
None 1000.00000000 998.96163786 7.19735071 0.00000000
LA-3 12,734.78 12,734.78 0.00 0.00
None 1000.00000000 1000.00000000 0.00000000 0.00000000
LWAC 492,442,448.00 417,003,731.51 1,395,141.08 0.00
None 1000.00000000 846.80703949 2.83310483 0.00000000
LB 2,585.58 2,585.58 0.00 0.00
None 1000.00000000 1000.00000000 0.00000000 0.00000000
LC 2,093.09 2,093.09 0.00 0.00
None 1000.00000000 1000.00000000 0.00000000 0.00000000
LD 3,078.07 3,078.07 0.00 0.00
None 1000.00000000 1000.00000000 0.00000000 0.00000000
LE 1,108.11 1,108.11 0.00 0.00
None 1000.00000000 1000.00000000 0.00000000 0.00000000
LF 369.37 369.37 0.00 0.00
None 1000.00000000 1000.00000000 0.00000000 0.00000000
LG 369.37 369.37 0.00 0.00
None 1000.00000000 1000.00000000 0.00000000 0.00000000
LR 0.00 0.00 0.00 0.00
9ABSC225 1000.00000000 0.00000000 0.00000000 0.00000000

492,491,697.17 417,045,436.05 1,395,280.61 0.00

Negative Closing Interest Interest
Class Amortization Balance Payment Adjustment
CUSIP Per $1,000 Per $1,000 Per $1,000 Per $1,000

LA-1 0.00 0.00 0.00 0.00
None 0.00000000 0.00000000 0.00000000 0.00000000
LA-2 0.00 19,226.64 110.82 0.00
None 0.00000000 991.76428715 5.71640798 0.00000000
LA-3 0.00 12,734.78 75.39 0.00
None 0.00000000 1000.00000000 5.92000804 0.00000000
LWAC 0.00 415,608,590.43 2,525,558.76 -1,031.94
None 0.00000000 843.97393466 5.12863741 -0.00209555
LB 0.00 2,585.58 0.00 -15.52
None 0.00000000 1000.00000000 0.00000000 -6.00252168
LC 0.00 2,093.09 0.00 -12.91
None 0.00000000 1000.00000000 0.00000000 -6.16791442
LD 0.00 3,078.07 0.00 -16.54
None 0.00000000 1000.00000000 0.00000000 -5.37349703
LE 0.00 1,108.11 0.00 -4.62
None 0.00000000 1000.00000000 0.00000000 -4.16926117
LF 0.00 369.37 0.00 -1.54
None 0.00000000 1000.00000000 0.00000000 -4.16926117
LG 0.00 369.37 0.00 -1.54
None 0.00000000 1000.00000000 0.00000000 -4.16926117
LR 0.00 0.00 0.00 0.00
9ABSC225 0.00000000 0.00000000 0.00000000 0.00000000

0.00 415,650,155.44 2,525,744.97 -1,084.61
Total P&I Payme 3,921,025.58

Pass-Through
Class Rate (2)
CUSIP Next Rate (3)

LA-1 6.3330%
None FIXED
LA-2 6.8670%
None FIXED
LA-3 7.1040%
None FIXED
LWAC 7.2707%
None 7.3742%
LB 7.2050%
None FIXED
LC 7.3990%
None FIXED
LD 6.4500%
None FIXED
LE 5.0000%
None FIXED
LF 5.0000%
None FIXED
LG 5.0000%
None FIXED
LR
9ABSC225

Notes: (1) N denotes notional balance not included in total (2) Interest
Paid minus Interest Adjustment minus Deferred Interest equals
Accrual (3) Estimated

Administrator:
Belinda Jenkins (800) 246-5761
135 S. LaSalle Street Suite 1625

NationsLink Funding Corporation, as Depositor
Bank of America, N.A., as Mortgage Loan Seller
Capital Lease Funding, L.P., as Mortgage Loan Seller
Midland Loan Services, Inc., as Master Servicer and Special Servicer
Commercial Loan Pass-Through Certificates, Series 1999-LTL-1
ABN AMRO Acct: 720175.2
Other Related Information

Statement Da 3/22/2004
Payment Date 3/22/2004
Prior Paymen 2/23/2004
Record Date: 3/15/2004

P&I Advances made by: Beginning Current
UnreimbursePeriod

Servicer 17,512.57 142,505.99
Trustee 0.00 0.00

Total P&I Advances 17,512.57 142,505.99

P&I Advances made by: Ending
Reimbursed Unreimbursed

Servicer 0.00 160,018.56
Trustee 0.00 0.00

Total P&I Advances 0.00 160,018.56

Master Servicing Fee 44,261.90
Special Servicing Compensation 1,098.42
Additional Servicing Compensation 0.00

Current Realized Losses 0.00
Cumulative Realized Losses 0.00
Current Additional Trust Fund Exp 0.00

Principal Distribution Amount 0.00

Monthly Payments 1,395,280.61
Curtailments 0.00
Other Principal Adjusments 0.00
Prepayments in Full 0.00
Liquidation Proceeds 0.00
REO Proceeds 0.00
Other Principal Proceeds 0.00

Total Principal Distribution Amou 1,395,280.61

Available Distribution Amount 3,921,025.58

Available Funds Allocable to Prin 1,395,280.61
Principal Distribution Amount 1,395,280.61

Available Funds Allocable to Inte 2,525,744.97
Distributable Certificate Interes 2,525,744.97

Beginning Stated Principal Balanc417,045,437.36
Ending Stated Principal Balance 415,650,156.75

Beginning Loan Count 127
Ending Loan Count 127

Certificate Interest Allocations

Accrued Interest
Class Interest Distributed

A-1 0.00 0.00
A-2 1,108,229.1,108,229.30
A-3 753,899.07 753,899.07
X 138,003.91 138,003.91
B 155,242.62 155,242.62
C 129,056.42 129,056.42
D 165,446.43 165,446.43
E 46,171.10 46,171.10
F 15,390.36 15,390.36

Certificate Interest Allocations

Beginning Ending
Unpaid Unpaid Prepayment
Class Interest Interest Premiums

A-1 0.00 0.00 0.00
A-2 0.00 0.00 0.00
A-3 0.00 0.00 0.00
X 0.00 0.00 0.00
B 0.00 0.00 0.00
C 0.00 0.00 0.00
D 0.00 0.00 0.00
E 0.00 0.00 0.00
F 0.00 0.00 0.00
G 10,102.12 11,228.82 0.00
R 0.00 0.00 0.00

Totals 10,102.12 11,228.82 0.00

DistributionDelinq 1 Month Delinq 2 Months
Date # Balance # Balance
3/22/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
2/23/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
1/22/2004 0 0 1 15,725,400
0.00% 0.00% 0.79% 3.75%
12/22/2003 1 15,804,788 0 0
0.79% 3.75% 0.00% 0.00%
11/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
10/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
9/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
8/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
7/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
6/23/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
5/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
4/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
3/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
2/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
1/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
12/23/2002 0 0 0 0
0.00% 0.00% 0.00% 0.00%

DistributionDelinq 3+ Months Foreclosure/Bankruptcy
Date # Balance # Balance
3/22/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
2/23/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
1/22/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
12/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
11/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
10/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
9/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
8/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
7/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
6/23/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
5/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
4/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
3/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
2/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
1/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
12/23/2002 0 0 0 0
0.00% 0.00% 0.00% 0.00%

DistributionREO Modifications
Date # Balance # Balance
3/22/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
2/23/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
1/22/2004 0 0 0 0
0.00% 0.00% 0.00% 0.00%
12/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
11/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
10/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
9/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
8/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
7/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
6/23/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
5/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
4/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
3/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
2/24/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
1/22/2003 0 0 0 0
0.00% 0.00% 0.00% 0.00%
12/23/2002 0 0 0 0
0.00% 0.00% 0.00% 0.00%

DistributionPrepayments Curr Weighted Avg.
Date # Balance Coupon Remit
3/22/2004 0 0 7.41% 7.27%
0.00% 0.00% 0.00% 0.00%
2/23/2004 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
1/22/2004 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
12/22/2003 0 0 7.47% 7.32%
0.00% 0.00% 0.00% 0.00%
11/24/2003 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
10/22/2003 0 0 7.47% 7.32%
0.00% 0.00% 0.00% 0.00%
9/22/2003 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
8/22/2003 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
7/22/2003 0 0 7.47% 7.32%
0.00% 0.00% 0.00% 0.00%
6/23/2003 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
5/22/2003 0 0 7.47% 7.32%
0.00% 0.00% 0.00% 0.00%
4/22/2003 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
3/24/2003 0 0 7.36% 7.22%
0.00% 0.00% 0.00% 0.00%
2/24/2003 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
1/22/2003 0 0 7.52% 7.37%
0.00% 0.00% 0.00% 0.00%
12/23/2002 0 0 7.47% 7.32%
0.00% 0.00% 0.00% 0.00%

Paid Outstanding Out. Property
Disclosure DThru Current P&IP&I Protection
Control # Date Advance Advances** Advances

967A 2/15/2004 79,500.70 79,500.70 0.00
50848 2/1/2004 45,472.44 45,472.44 0.00
50849 2/1/2004 17,532.85 35,045.43 0.00

Total 142,505.99 160,018.57 0.00
Special
Disclosure DAdvance Servicer Foreclosure Bankruptcy REO
Control # DescriptioTransfer DaDate Date Date

967A B
50848 B
50849 B

A. P&I Advance - Loan in Grace Period
B. P&I Advance - Late Payment but less than one month delinq
1. P&I Advance - Loan delinquent 1 month
2. P&I Advance - Loan delinquent 2 months
3. P&I Advance - Loan delinquent 3 months or More
4. Matured Balloon/Assumed Scheduled Payment

** Outstanding P&I Advances include the current period P&I Advance

Distribution of Principal Balances
Current Scheduled Number Scheduled Based on
Balances of Loans Balance Balance
$0to $500,000 0 0 0.00%
$500,000to $1,000,000 13 11,335,873 2.73%
$1,000,000to $1,250,000 20 22,685,265 5.46%
$1,250,000to $1,500,000 12 16,620,606 4.00%
$1,500,000to $1,750,000 14 22,913,466 5.51%
$1,750,000to $2,000,000 12 22,405,450 5.39%
$2,000,000to $2,250,000 5 10,757,721 2.59%
$2,250,000to $2,500,000 7 16,493,816 3.97%
$2,500,000to $3,000,000 10 27,187,401 6.54%
$3,000,000to $3,500,000 2 6,476,281 1.56%
$3,500,000to $4,000,000 2 7,097,981 1.71%
$4,000,000to $5,000,000 12 55,569,222 13.37%
$5,000,000to $5,500,000 3 15,993,722 3.85%
$5,500,000to $6,000,000 2 11,865,650 2.85%
$6,000,000to $7,000,000 2 13,658,201 3.29%
$7,000,000to $9,000,000 2 15,896,996 3.82%
$9,000,000to $10,000,000 2 19,333,589 4.65%
$10,000,000to $15,000,000 3 34,786,247 8.37%
$15,000,000to $20,000,000 3 47,614,938 11.46%
$20,000,000& Above 1 36,957,731 8.89%
Total 127 415,650,157 100.00%
Average Scheduled Balance is 3,272,836
Maximum Scheduled Balance is 36,957,731
Minimum Scheduled Balance is 664,263

Distribution of Property Types
Number Scheduled Based on
Property Types of Loans Balance Balance
Retail 103 315,188,456 75.83%
Office 11 69,959,552 16.83%
Industrial 2 13,625,732 3.28%
Other 7 9,060,362 2.18%
Mobile Home 4 7,816,055 1.88%

Total 127 415,650,157 100.00%

Distribution of Mortgage Interest Rates
Current Mortgage Number Scheduled Based on
Interest Rate of Loans Balance Balance
6.500%or less 0 0 0.00%
6.500%to 6.750% 1 3,505,418 0.84%
6.750%to 7.000% 16 50,408,086 12.13%
7.000%to 7.250% 25 91,465,628 22.01%
7.250%to 7.500% 38 108,680,773 26.15%
7.500%to 7.750% 18 36,319,218 8.74%
7.750%to 8.000% 20 89,437,858 21.52%
8.000%to 8.250% 8 30,845,373 7.42%
8.250%to 8.500% 1 4,987,803 1.20%
8.500%to 8.750% 0 0 0.00%
8.750%to 9.000% 0 0 0.00%
9.000%to 9.250% 0 0 0.00%
9.250%to 9.500% 0 0 0.00%
9.500%to 9.750% 0 0 0.00%
0.0975& Above 0 0 0.00%
Total 127 415,650,157 100.00%
W/Avg Mortgage Interest Rate is 7.47%
Minimum Mortgage Interest Rate is 6.73%
Maximum Mortgage Interest Rate is 8.32%

Geographic Distribution
Number Scheduled Based on
Geographic Location of Loans Balance Balance
Massachusetts 11 49,691,671 11.96%
Texas 9 49,075,539 11.81%
New York 19 45,290,317 10.90%
South Carolina 3 43,505,503 10.47%
Florida 8 39,395,692 9.48%
Georgia 4 26,194,835 6.30%
Pennsylvania 10 20,413,502 4.91%
Maryland 3 15,825,262 3.81%
California 4 15,725,908 3.78%
North Carolina 9 15,678,963 3.77%
Virginia 9 15,155,474 3.65%
Michigan 7 12,580,025 3.03%
Tennessee 5 9,937,537 2.39%
New Jersey 4 8,810,419 2.12%
Ohio 2 7,596,878 1.83%
Connecticut 3 5,391,915 1.30%
Illinois 2 4,827,783 1.16%
Nebraska 1 4,814,822 1.16%
New Mexico 1 4,753,101 1.14%
Arkansas 1 3,395,301 0.82%
Nevada 2 3,385,290 0.81%
New Hampshire 2 3,301,501 0.79%
Maine 2 3,190,310 0.77%
Kansas 1 2,617,732 0.63%
District of Columbia 2 2,040,180 0.49%
Missouri 1 1,154,864 0.28%
Alabama 1 1,128,934 0.27%
Washington 1 770,900 0.19%

Total 127 415,650,157 100.00%

Loan Seasoning
Number Scheduled Based on
Number of Years of Loans Balance Balance
1 year or less 0 0 0.00%
1+ to 2 years 0 0 0.00%
2+ to 3 years 0 0 0.00%
3+ to 4 years 0 0 0.00%
4+ to 5 years 0 0 0.00%
5+ to 6 years 64 178,590,580 42.97%
6+ to 7 years 61 219,602,343 52.83%
7+ to 8 years 2 17,457,234 4.20%
8+ to 9 years 0 0 0.00%
9+ to 10 years 0 0 0.00%
10 years or more 0 0 0.00%
Total 127 415,650,157 100.00%
Weighted Average Seasoning is 6.195969833

Distribution of Amortization Type
Number Scheduled Based on
Amortization Type of Loans Balance Balance
Fully Amortizing 117 376,075,665 90.48%
Amortizing Balloon 10 39,574,492 9.52%

Total 127 415,650,157 100.00%

Distribution of Remaining Term
Fully Amortizing
Fully Amortizing Number Scheduled Based on
Mortgage Loans of Loans Balance Balance
60 months or less 2 8,240,659 1.98%
61 to 120 months 12 31,362,294 7.55%
121 to 180 months 82 221,544,650 53.30%
181 to 240 months 21 114,928,063 27.65%
241 to 360 months 0 0 0.00%
Total 117 376,075,665 90.48%
Weighted Average Months to Maturity is 169.76

Distribution of Remaining Term
Balloon Loans
Balloon Number Scheduled Based on
Mortgage Loans of Loans Balance Balance
12 months or less 0 0 0.00%
13 to 24 months 0 0 0.00%
25 to 36 months 0 0 0.00%
37 to 48 months 0 0 0.00%
49 to 60 months 0 0 0.00%
61 to 120 months 10 39,574,492 9.52%
121 to 180 months 0 0 0.00%
181 to 240 months 0 0 0.00%
Total 10 39,574,492 9.52%
Weighted Average Months to Maturity is 107.92

Distribution of DSCR
Debt Service Number Scheduled Based on
Coverage Ratio (1) of Loans Balance Balance
0.5or less 0 0 0.00%
0.5001to 0.625 0 0 0.00%
0.6251to 0.75 1 1,110,340 0.27%
0.7501to 0.875 1 787,350 0.19%
0.8751to 1 15 41,397,416 9.96%
1.0001to 1.125 9 30,841,065 7.42%
1.1251to 1.25 6 20,522,670 4.94%
1.2501to 1.375 3 9,618,546 2.31%
1.3751to 1.5 3 8,065,454 1.94%
1.5001to 1.625 1 4,987,803 1.20%
1.6251to 1.75 2 14,678,629 3.53%
1.7501to 1.875 1 2,617,732 0.63%
1.8751to 2 0 0 0.00%
2.0001to 2.125 2 39,458,868 9.49%
2.1251& above 4 8,091,660 1.95%
Unknown 79 233,472,624 56.17%
Total 127 415,650,157 100.00%
Weighted Average Debt Service Coverage Ratio is 1.379022

NOI Aging
Number Scheduled Based on
NOI Date of Loans Balance Balance
1 year or less 0 0 0.00%
1 to 2 years 0 0 0.00%
2 Years or More 49 186,713,197 44.92%
Unknown 78 228,936,960 55.08%
Total 127 415,650,157 100.00%

(1) Debt Service Coverage Ratios are calculated as described in the prospe values are updated periodically as new NOI figures became available from borrowers on an asset level.
Neither the Trustee, Servicer, Special Servicer or Underwriter makes any representation as to the accuracy of the data provided by the borrower for this calculation.

Specially Serviced Loan Detail
Ending
Disclosure Scheduled Interest Maturity
Control # Balance Rate Date

0000000000504,535,664. 7.430% 5/1/2013

Specially
Disclosure Property Serviced
Control # Type Status Code (1)

000000000050Retail 9

(1) Legend :
1) Request for waiver of Prepayment Penalty
2) Payment default
3) Request for Loan Modification or Workout
4) Loan with Borrower Bankruptcy
5) Loan in Process of Foreclosure
6) Loan now REO Property
7) Loans Paid Off
8) Loans Returned to Master Servicer

Modified Loan Detail

Disclosure ModificatiModification
Control # Date Description

Realized Loss Detail
Beginning
Dist. DisclosureAppraisal Appraisal Scheduled
Date Control # Date Value Balance

Current Total 0.00
Cumulative 0.00

Gross ProceedAggregate
Dist. DisclosureGross as a % of Liquidation
Date Control # Proceeds Sched PrincipExpenses *

Current Total 0.00 0.00
Cumulative 0.00 0.00

Net Net Proceeds
Dist. DisclosureLiquidationas a % of Realized
Date Control # Proceeds Sched. BalancLoss

Current Total 0.00 0.00
Cumulative 0.00 0.00

* Aggregate liquidation expenses also include outstanding
P&I advances and unpaid servicing fees, unpaid trustee fees, etc..